UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)

August 19, 2009

____________________________

KODIAK ENERGY, INC.
(Exact name of registrant as specified in charter)

DELAWARE
(State or other Jurisdiction of Incorporation or Organization)

333-38558	505 8th Avenue S.W. Calgary, AB T2P 1G2 Canada	65-0967706
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(403) 262-8044
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement

Cougar Energy, Inc. ("Cougar"), a majority controlled subsidiary of Kodiak Energy, Inc. ("Kodiak" or the "Corporation") has, pursuant to an agreement in principle previously reported on Form 8-K filed July 21, 2009, entered into a binding purchase and sale agreement with a private company for the acquisition of wells, facilities and production operations in and adjacent to the CREEnergy project in Alberta, Canada.

The acquisition includes 11 producing wells, 21 suspended wells, and associated production, water disposal and pipeline facilities. The existing wells and reserves are located in the Trout field. Current gross production is approximately 170 barrels of oil per day. Cougar will be actively working this fall and winter to maximize production and revenue. Based on the independent look ahead engineering report effective date June 30, 2009 as provided by the private company, the estimated proved and probable oil reserves are approximately CAD$7,250,000 (Net Present Value 10% discount). Cougar will update the reserve report information after closing.

This total purchase price of the acquisition is CAD$6,000,000 and will be funded with cash and debt. Closing is expected to be completed on or before September 30, 2009.

tem 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable

(b)	Pro forma financial information.
Not applicable

(c)	Exhibits.
99.1 Press Release dated August 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK ENERGY, INC.
(Registrant)

Date: August 25, 2009	By:	/s/ William S. Tighe William S. Tighe Chief Executive Officer & President